SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED AUGUST 11, 2006

TO PROSPECTUSES DATED APRIL 11, 2006

FOR SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS IV, SUN LIFE FINANCIAL MASTERS VII,
SUN LIFE FINANCIAL MASTERS FLEX, MFS REGATTA CHOICE II, and MFS REGATTA FLEX II

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective August 14, 2006, the above-captioned prospectuses are amended as follows:

If you choose to participate or are participating in the Secured Returns for Life PlusSM rider, you may now elect to step up the value of your benefit on an annual basis, rather than having to wait every three years, beginning on or after your first Account Anniversary. The annual step-up is available with both the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan").

The following example is added to the appendix entitled "Secured Returns for Life Plus Benefit Examples":

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount ("GLB amount") at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

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Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

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Assume that you remain in the AB plan until it "matures" on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

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If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

USSRL+                                                                        8/06